Exhibit 10.1

RAINING DATA CORPORATION
1999 STOCK PLAN

(Amended November 28, 2005)

1.    Purpose.   This Raining Data Corporation 1999 Stock Plan (the “Plan”) is established to create additional incentives for certain valued employees, directors, consultants and advisors of Raining Data Corporation, a Delaware corporation (the “Company”) or any parent or subsidiary thereof and to promote the financial success and progress of the Company and the Corporate Group. Options granted under the Plan may be incentive stock options (“Incentive Options”) under Section 422 of the Internal Revenue Code of 1986 as amended or superseded, or nonincentive stock options (“Nonincentive Options”). Stock Purchase Rights may also be granted under the Plan.

2.    Effective Date and Term of the Plan.

a.            This Plan shall become effective on the date of its adoption by the Board of Directors of the Company (the “Board”), provided the Plan is approved by the shareholders of the Company within twelve months before or after that date. If the Plan is not so approved by the shareholders of the Company, all options granted under this Plan shall be rescinded and shall be void.

b.            This Plan shall terminate upon the earlier of (i) ten (10) years from the date the Plan is adopted by the Board or approved by the shareholders, whichever is earlier, or (ii) the date on which all shares available for issuance under this Plan shall have been issued pursuant to the exercise of options granted hereunder, or (iii) by action of the Board pursuant to Section 14 hereof. All options outstanding on the date of termination of this Plan shall continue in force and effect in accordance with the provisions of the agreements evidencing such options, and shall continue to include by reference all of the relevant provisions of this Plan notwithstanding such termination.

3.    Certain Definitions.   Unless the context otherwise requires, the following defined terms (and all other capitalized terms defined in this Plan) shall govern the construction of this Plan, and any stock option agreements entered into pursuant to this Plan:

a.            “Code” means the Internal Revenue Code of 1986 as amended or superseded.

b.            “Common Stock” shall mean the Common Stock of the Company, $0.10 par value.

c.            “Consultant” means any person who is engaged by the Company or any member of the Corporate Group to render consulting or advisory services to such entity.

d.            “Corporate Group” means the Company and any successor thereof, any and all parent corporations of the Company, and any and all subsidiary corporations of the Company as of the relevant date of determination. For purposes of this Plan, “parent” or “parent corporation” and “subsidiary” or “subsidiary corporation” shall have the same meanings as defined in Sections 424(c) and 424(f) of the Code.

e.            “Director” means a member of the Board.

f.             “Employee” means any person, including officers and Directors, employed by a member of the Corporate Group. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between members of the Corporate Group. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

g.            “Exchange Act” means the Securities Exchange Act of 1934 as amended or superseded.

h.            Except as otherwise expressly provided herein, “fair market value” means:

(i)           If the Common Stock of the Company is then listed on a Public Market (as hereinafter defined), then the “fair market value” of the shares of such Common Stock of the Company shall be the closing price of such stock on the principal exchange or securities market on which such stock is then listed or admitted to trading on the relevant date, as reported by the Wall Street Journal or such other source as the Board deems reliable. If there are no reported sales of such stock of the Company on such principal exchange or securities market on said date, then the closing price for such stock on such exchange or market on the next preceding; trading day for which quotations do exist shall be determinative of fair market value, as reported by the Wall Street Journal or such other source as the Board deems reliable.

(ii)          If the Common Stock of the Company is quoted on the NASDAQ System (but not on the National Market System or Small Cap System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, then the “fair market value” of the shares of such Common Stock of the Company shall be the mean of the closing bid and asked prices for such stock on the last trading day immediately prior to the relevant date, as reported by the Wall Street Journal or such other source as the Board deems reliable; provided however that the Board may use other good faith methods to determine “fair market value” of the Common Stock in the event that the Board determines that such selling prices or bid and asked prices are not a reliable indicator of fair market value due to low or sporadic volume trading or comparable factors during the relevant period.

(iii)         In the absence of an established market for the Common Stock of the Company, then the “fair market value” of the shares of such Common Stock of the Company shall be as determined by the Board in good faith as of the relevant date, or pursuant to such other or additional standards as required by applicable law.

i.             “Net-Exercise” means a procedure by which the Optionee will be issued a number of shares of Stock determined in accordance with a formula X = Y(A-B) / A, where:

X = the number of Shares to be issued to the Optionee upon exercise of the Option;

Y = the total number of Shares with respect to which the Optionee has elected to exercise the Option;

A = the fair market value of one (1) Share;

B = the exercise price per Share (as defined in the Optionee’s Option Agreement).

j.             “Option” collectively means an Incentive Option or a Nonincentive Option granted to an Optionee hereunder pursuant to an Option Agreement.

k.            “Option Agreement” means the written agreement between the Company and an Optionee granting an Option hereunder.

l.             “Option Price” with respect to any particular Option means the exercise price at which the Optionee may acquire each share of the Option Shares under such Option.

m.           “Option Shares” mean the shares of the Common Stock of the Company issued or issuable by the Company pursuant to the exercise of an Option granted hereunder; all stock or securities received in replacement of the Option Shares in connection with a recapitalization, reorganization, merger or other transaction subject to Section 5(b) hereof; all stock or other securities received as stock dividends or as a result of any stock splits; and all new, substituted or additional stock or other securities to which an Optionee may be entitled by reason of the exercise of an Option or the ownership of the Option Shares.

n.            “Optionee” means the eligible person to whom an Option or Stock Purchase Right is granted hereunder, and any permissible transferee thereof pursuant to Section 6(e) of this Plan. Any permissible transferee shall be bound by all of the terms and conditions and obligations of this Plan and the relevant Option Agreement or Restricted Stock Purchase Agreement.

o.            “Permanent and total disability” shall have the same meaning as defined in Section 22(e)(3) of the Code.

p.            “Public Market” means a market where the Common Stock of the Company is listed on a national securities exchange (as that term is used in the Exchange Act) or a national securities market, including without limitation the National. Market System of the National Association of Securities Dealers, Inc. Automated Quotation System (“NASDAQ”) or the NASDAQ Small Cap Market as then constituted.

q.            “Restricted Stock” means Shares issued pursuant to a Stock Purchase Right or Shares of restricted stock issued pursuant to an Option.

r.             “Restricted Stock Purchase Agreement” means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to Shares purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the notice of grant.

s.            “Securities Act” means the Securities Act of 1933, as amended.

t.             “Service Provider” means an Employee, Director or Consultant.

u.            “Share” means a share of the Common Stock, as adjusted in accordance with Section 5 below.

v.            “Stock Purchase Right” means a right to purchase Common Stock pursuant to Section 7 below.

w.           “Ten Percent Shareholder” means a person who owns, either directly or indirectly by virtue of the ownership attribution provisions set forth in Section 424(d) of the Code, at the time such person is granted an Option, stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company or of its parent or subsidiary corporation or corporations.

x.            “Termination Date” means the date on which a Service Provider ceases to be a Service Provider.

4.    Eligibility.   Nonincentive Options and Stock Purchase Rights may be granted to Service Providers. Incentive Options may be granted only to Employees.

5.    Shares Subject to Plan.

a.            The stock issuable under this Plan shall be shares of the authorized but unissued or reacquired Common Stock of the Company. Subject to adjustment as provided in Section 5(b) below, the aggregate number of shares of Common Stock which may be issued under this Plan shall be Six Million Five Hundred Thousand (6,500,000) shares plus an annual increase on the last day of the Company’s fiscal year equal to the lesser of (i) 3% of the Company’s total outstanding shares on the last day of the Company’s fiscal year (ii) 2,000,000 or (iii) such lesser amount as determined in the sole and absolute discretion of the Board. In the event that any outstanding Option or Stock Purchase Right for any reason expires or is terminated or cancelled in whole or in part, the unpurchased Shares that were subject thereto shall be available for subsequent grants or sales hereunder. However, Shares that have actually been issued under the Plan, upon exercise of either an Option or Stock Purchase Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if unvested Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

b.            In the event the Company shall change the outstanding shares of its Common Stock into a different number or class of shares by means of any merger, consolidation, recapitalization, reorganization, reclassification, stock split, reverse stock split, stock dividend, spin-off, combination, exchange or other comparable change in the corporate structure of the Company effected without receipt of consideration, then the Board shall make appropriate adjustments to the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Option or Stock Purchase Right and with regard to the maximum number and/or class of shares of Common Stock of the Company issuable under this Plan, in order to prevent the dilution of benefits provided under such Options and Stock Purchase Rights and this Plan. For these purposes (i) changes occurring on account of the issuance of shares of stock by the Company at any time upon the exercise of any stock options, rights or warrants or upon the conversion of any convertible securities or debt or other issuance of stock by the Company in a private or public offering for consideration shall not require any adjustment in the number or class of shares or the Option Price, and (ii) in the case of Incentive Options, any and all adjustments provided for hereunder shall fully comply with Sections 422 and 424 of the Code.

c.            Neither the grant of an Option or a Stock Purchase Right nor any other provision hereof shall in any way affect the right of the Company to adjust, reclassify, restructure, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer or otherwise dispose of all or any part of its stock, business or assets at any time.

6.    Grant of Options; Option Agreements.   Each Option granted pursuant to this Plan shall be authorized by the action of the Board and shall be evidenced by an Option Agreement between the Company and the Optionee, in the form and substance satisfactory to the Board from time to time and consistent with and pursuant to this Plan. Without limiting the foregoing, each Option Agreement shall be deemed to include and incorporate by reference each and all of the following terms and conditions:

a.            Grant Date.   The date stated in the Option Agreement as the grant date of the Option shall be the “Grant Date” of the Option for all purposes hereof.

b.            Term of Option.   The Board shall have the power to set the time or times within which each Option shall be exercisable or the event or events upon the occurrence of which all or a portion of each Option shall be exercisable and the term of each Option; provided however that no Option shall be exercisable after the expiration of ten (10) years from the date such Option is granted; or in the case of a Ten Percent Shareholder, after the expiration of five (5) years from the date such Option is granted.

c.            Right to Exercise; Vesting.   Except in the case of Options granted to officers, Directors and Consultants, the right to exercise an Option shall vest at the rate of at least twenty percent (20%) per year over five (5) years from the Grant Date of the Option in all events, subject to reasonable conditions such as the Optionee continuing as a Service Provider and specifically subject to Section 6(i) of this Plan. Except as otherwise expressly provided in the relevant Option Agreement and subject to the expiration or earlier termination of the Option, the vesting period of the Option shall be for a period of four (4) years as follows:

(i)           The Optionee shall have no right to exercise any part of the Option at any time prior to the expiration of the one (1) year from the Grant Date of the Option;

(ii)          The Option shall become exercisable with respect to Twenty-Five Percent (25%) of the Option Shares upon the expiration of one (1) year from the Grant Date of the Option; and

(iii)         The Option thereafter shall become exercisable with respect to an additional Two and Eight Point Thirty Three Hundredths Percent (2.0833%) of the Option Shares for each month following the expiration of one (1) year from the Grant Date of the Option.

(iv)        Exercisable installments may be exercised by the Optionee in whole or in part and to the extent not exercised shall accumulate and be exercisable as provided. The Company shall not be required to issue fractional shares at any time; and any fractional shares remaining in an Option following any exercise thereof shall be rounded down to the next nearest whole number of Shares.

d.            Option Price.   The Option Price for each Option shall be as determined in the sole discretion of the Board from time to time; provided however that:

(i)           The Option Price for Incentive Options shall be not less than 100 percent of the fair market value of the Option Shares on the Grant Date of the Option; except that the Option Price for Incentive Options of a Ten Percent Shareholder shall not be less than 110 percent of the fair market value of the Option Shares on the Grant Date of the Option.

(ii)          The Option Price for Nonincentive Options shall be not less than 85 percent of the fair market value of the Option Shares on the Grant Date of the Option; except that the Option Price for Nonincentive Options of a Ten Percent Shareholder shall not be less than 110 percent of the fair market value of the Option Shares on the Grant Date of the Option.

e.           Non-Transferability.   No Option shall be transferable or assignable by the Optionee other than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of the Optionee solely by the Optionee; provided however that in the case of Nonincentive Options, the Optionee may transfer all or part of a Nonincentive Option to family members (within the meaning of the general instructions to Form S-8 under the Securities Act of 1933, or any successor thereto) through gifts or domestic relations orders, as permitted by the general instructions to Form S-8 under the Securities Act of 1933, or by instrument to an inter vivos or testamentary trust in which such Option is to be passed to beneficiaries upon the death of the Optionee, provided further that such Option shall remain subject to all of the terms and conditions of this Plan and the relevant Option Agreement, including but not limited to the Option termination provisions hereof. Subject to the foregoing, all transfers or assignments or attempted transfers or assignments of any Option or Option Agreement shall be void ab initio.

f.            Exercise of the Option.   Except as otherwise provided in the relevant Option Agreement, in order to exercise an Option with respect to all or any part of the Option Shares for which an Option is then exercisable, Optionee (or the executor, administrator, heir or devisee of Optionee after the death of Optionee) must do the following:

(i)           Provide the Secretary of the Company with written notice of such exercise, specifying the number of Option Shares for which the Option is being exercised;

(ii)          Pay the Option Price for the Option Shares being purchased in one or more of the following forms: (1) full payment in cash or check of the Option Price in United States Dollars for the Option Shares being purchased; (2) full payment in shares of Common Stock of the Company having a fair market value on the Exercise Date equal to the Option Price for the Option Shares being purchased, and held for more than six months on the date of surrender; (3) payment through a broker-dealer sale and remittance procedure pursuant to which the Optionee (a) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (b) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; (4) by delivery of a properly executed notice of exercise electing a Net-Exercise or (5) any combination of the foregoing methods of payment. The Board may at any time or from time to time, by adoption of or amendment to the standard form of Option Agreement, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the Option Price or which otherwise restrict one or more forms of consideration;

(iii)         Furnish to the Company appropriate documentation that the person or persons exercising the Option, if other than Optionee, have the right to exercise such Option. For these purposes, the “Exercise Date” of the Option shall be the date on which the Secretary of the Company receives written notice of the exercise of such Option, together with full payment of the Option Price for the Option Shares being purchased. In the event the Board determines in its sole discretion that the shares of Common Stock of the Company cannot be reasonably valued at fair market value as of the Exercise Date, then full payment of the Option Price for the Option Shares shall be made only in cash or check payable to the order of the Company. The certificate or certificates for the Option Shares shall be registered in the name of Optionee, or if applicable, in the name of the estate, heirs or devisees of Optionee; and

(iv)        Comply with such other exercise procedures established by the Board from time to time.

g.            Rule 16b-3.   Options granted to individuals subject to Section 16 of the Exchange Act must comply with the applicable provisions of SEC Rule 16b-3 (as amended or superseded) and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

h.            Tax Withholding.   At the time an Option is exercised in whole or in part, or at any time thereafter as requested by the Company, the Optionee shall authorize payroll withholding and otherwise shall agree to make adequate payments to the Company for all federal, state and other jurisdiction tax withholding obligations of the Company or any parent or subsidiary thereof which may arise in connection with the Option, if any, including without limitation obligations arising upon (i) the grant of such Option, (ii) the exercise of such Option in whole or in part, (iii) the transfer of any Option Shares or other property or consideration of any kind in connection with the exercise of such Option, (iv) the operation of any law or regulations providing for the imputation of interest or any other income or payment, or (v) the lapsing of any restriction with respect to any Option Shares.

i.             Termination of Relationship as a Service Provider.   If an Optionee ceases to be a Service Provider, other than upon the Optionee’s death or disability, such Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement (of at least thirty (30) days) to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(i)           Death of Optionee.   If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (of at least six (6) months) to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement) by the Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination. If, at the time of death, the Optionee is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(ii)          Disability of Optionee.   If an Optionee ceases to be a Service Provider as a result of the Optionee’s disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement (of at least six (6) months) to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan. If such disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option on the day three months and one day following such termination.

(iii)         Relationship With the Corporate Group.   For purposes of this Section, a transfer of the Optionee from the Company to another member of the Corporate Group shall not cause the Optionee to lose his or her status as a Service Provider. All references to the Company herein shall be deemed to include such member of the Corporate Group. For purposes of this Section, the Optionee shall cease to be a Service Provider upon actual termination of his or her relationship with a member of the Corporate Group or upon such member ceasing to be a member of the Corporate Group, unless such member or its successor assumes the Option pursuant to the terms hereof.

j.             Common Stock Voting Rights.   This Plan and any Option Agreement hereunder shall be in full compliance with Section 260.140.1 of the Rules of the California Commissioner of Corporations (as amended or superseded) regarding the voting rights of Common Stock.

k.            Other Provisions.   An Option Agreement may contain such other terms, provisions and conditions, including but not limited to provisions accelerating the right to exercise an Option, special forfeiture conditions, rights of repurchase, rights of first refusal and restrictions on transfer of Option Shares issued hereunder, not inconsistent with the provisions of this Plan or applicable law, as may be determined by the Board in its sole discretion.

7.    Stock Purchase Rights.

a.            Rights to Purchase.   Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Board determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer. The terms of the offer shall, to the extent necessary, comply in all respects with Section 260.140.42 of Title 10 of the California Code of Regulations. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Board.

b.            Payment of Purchase Price.   Payment of the purchase price for the number of Shares being purchased pursuant to any Stock Purchase Right shall be made (a) in cash or by check, (b) in the form of the Optionee’s past service rendered a member of the Corporate Group or for its benefit having a value not less than the aggregate purchase price of the Shares being acquired, or (c) any combination thereof. The Board may at any time or from time to time, by adoption of or amendment to the standard form of Stock Purchase Agreement, or by other means, grant Stock Purchase Rights which do not permit all of the foregoing forms of consideration to be used in payment of the purchase price or which otherwise restrict one or more forms of consideration.

c.            Repurchase Option.   Unless the Board determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable within 90 days of the voluntary or involuntary termination of the purchaser’s service with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Board may determine. Except with respect to Shares purchased by officers, Directors and Consultants, the repurchase option shall in no case lapse at a rate of less than 20% per year over five (5) years from the date of purchase.

d.            Other Provisions.   The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Board in its sole discretion.

e.            Rights as a Shareholder.   Once the Stock Purchase Right is exercised, the purchaser shall have rights equivalent to those of a shareholder and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 5 of the Plan.

f.             Limited Transferability of Stock Purchase Rights.   Unless determined otherwise by the Administrator, Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution, and may be exercised during the lifetime of the Optionee, only by the Optionee. If the Administrator in its sole discretion makes a Stock Purchase Right transferable, such Stock Purchase Right may only be transferred (i) by will, (ii) by the laws of descent and distribution, or (iii) to family members (within the meaning of the general instructions to Form S-8 under the Securities Act of 1933, or any successor thereto) through gifts or domestic relations orders, as permitted by the general instructions to Form S-8 under the Securities Act of 1933.

8.    Restrictions on Grant or Stock Issuance.

a.            The grant of Options and the issuance of Option Shares shall be conditioned upon and subject to compliance with all of the applicable requirements of federal and state laws with respect to such securities on the relevant dates of determination; and to the entering into of such covenants, representations and warranties by the Optionee as required under applicable laws in the judgment of the Company or its counsel in its sole discretion with respect to the grant of the Option and the issuance of the Option Shares thereunder. Without limiting the foregoing, the Company has no obligation to file a registration statement under the Securities Act of 1933 or under any similar act or law for the registration or qualification of any Option or any of the Option Shares or to otherwise assist any Optionee in complying with any exemption from registration.

b.            The certificate or certificates representing the Option Shares acquired by exercise of the Option shall bear such legends as determined by the Company in its sole and absolute discretion, including without limitation any applicable federal or state securities law or corporate law restrictions and legends. In order to ensure compliance with the restrictions set forth in this Plan and the Option Agreement, the Company also may issue appropriate stop-transfer instructions to its transfer agent, if any, and if the Company transfers its own securities, the Company may make appropriate notations to the same effect in its own records.

9.    No Rights as a Shareholder.   No person shall have any rights as a shareholder with respect to any of the Option Shares subject to an Option until the date of the issuance of a stock certificate(s) for the Option Shares for which the Option has been exercised. No adjustments shall be made for dividends or distributions or other rights for which the record date is prior to the date such stock certificate(s) are issued, except as provided in Section 5(b) of this Plan.

10.  No Rights in Other Capacities.   Nothing in this Plan or in any Option Agreement shall confer upon any Optionee any right to continue as a Service Provider of the Company (or any other member of the Corporate Group) or interfere in any manner with any right of the Company (or any other member of the Corporate Group or other relevant entity) to terminate its relationship with an Optionee at any time. No Optionee shall have any authority to act on behalf of the Company in any capacity with respect to his or her own participation in this Plan or with respect to his or her own Option Agreement or Option granted hereunder.

11.  Use of Proceeds.   The proceeds received by the Company from the payment of the Option Price pursuant to exercise of an Option shall be used for such corporate purposes as determined by the Board in its discretion.

12.  Lock-Up Restrictions.   In connection with any underwritten public offering of stock or other securities made by the Company pursuant to an effective registration statement filed under applicable federal securities acts, the Optionee shall fully comply with and cooperate with the Company and any managing underwriter in connection with any stock “lock-up” or “standstill” agreements or similar restrictions on the offer or sale or contract to sell or other transfer or assignment or pledge or loan or other encumbrance of the shares of the Common Stock of the Company (including without limitation any of the Option Shares) generally applicable to similarly situated shareholders or optionholders of the Company.

13.  Mandatory Notice of Disposition.   The Optionee shall transfer or dispose of any of the Option Shares only in compliance with the provisions of this Plan and the Option Agreement. Without limiting the other provisions of this Plan or the Option Agreement, in the event the Optionee disposes of any of the

Option Shares, acquired pursuant to a grant of Incentive Options, within two (2) years of the Grant Date of the Option or within one (1) year after the transfer of the Option Shares to the Optionee in connection with an exercise of the Option, whether such disposition is made by sale, exchange, gift or otherwise, then the Optionee shall notify the Chief Financial Officer of the Company of such disposition in writing within thirty (30) days from the date of such disposition. Said written notice shall state the date of such disposition, and the type and amount of the consideration received for such Option Share or Option Shares by the Optionee in connection therewith. In the event of any such disposition, the Company shall have the right to withhold from the Optionee or to require the Optionee to immediately pay to the Company the aggregate amount of taxes, if any, which the Company is required to withhold under federal or state or other applicable law as a result of the granting or exercise of the subject Option or the disposition of the subject Option Shares.

14.  Modification, Extension and Renewal of Options.   Subject to the terms and conditions and within the limitations of this Plan, the Board may modify, extend or renew outstanding Options granted under this Plan, or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, no modification of any Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted under this Plan.

15.  Termination or Amendment of Plan.

a.            The Board may at any time terminate or amend this Plan prior to the expiration of this Plan, provided however that without the approval of the shareholders of the Company there shall be: (i) no increase in the total number of shares of stock which may be issued under this Plan (except by operation of the provisions of Section 5(b) hereof), and (ii) no change in the classes of persons eligible to be granted Options.

b.            No amendment of this Plan may adversely affect any then outstanding Option or any unexercised portion thereof without the consent of the Optionee; provided however that subject to Section 14(a) hereof the Board expressly reserves the right to amend the terms and provisions of this Plan and of any outstanding Options under this Plan to the extent necessary to qualify such Options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded employee stock options under amendments to the Code or other statutes or regulations which become effective after the effective date of this Plan.

16.  Financial Statements.   Subsequent to the Effective Date of the Plan, the Optionees shall receive financial statements from the Company on at least an annual basis to the extent required by the then applicable Rules of the Commissioner of Corporations for the State of California or as otherwise required by law.

17.  Notices.   All notices, requests, demands and other communications required or permitted to be given pursuant to this Plan or any Option Agreement (collectively “notices”) shall be in writing and shall be delivered (i) by personal delivery, (ii) by nationally recognized overnight air courier service or (iii) by deposit in the United States Mail, postage prepaid, registered or certified mail, return receipt requested. A notice shall be deemed to have been given on the date delivered, if delivered personally or by overnight air courier service; or five (5) days after mailing if mailed. All notices shall be addressed if to the Company at its principal place of business in the State of California, United States of America, to the attention of the Secretary or Chief Financial Officer of the Company; and if to the Optionee or his or her representative at the last address of Optionee shown on the records of the Company. Either party may by written notice to the other party specify a different address to which notices shall be given, by sending notice thereof to the other party in the foregoing manner.

18.  Administration.   This Plan shall be administered by the Board or by a duly appointed committee of the Board having such powers as shall be specified by the Board; and further subject to Section 16(b) of the Exchange Act and SEC Rule 16b-3 (as amended or superseded) with respect to any Option granted to an individual subject to such rules. Any references in this Plan to the Board shall also be deemed to refer to such committee of the Board if appointed for such purposes with the relevant powers. The Board may also at any time terminate the functions of such committee and reassume all powers and authority previously delegated to the committee. The Board is authorized to establish such rules and regulations as it may deem appropriate for the proper administration of this Plan and to make such determinations under, and issue such interpretations of, this Plan and any Option Agreement or Option granted hereunder as it may deem necessary or advisable. All questions of interpretation of this Plan or any Option Agreement or Option granted hereunder shall be determined by the Board and shall be final and binding upon all persons having an interest in this Plan or any Option Agreement or Option granted hereunder. No member of the Board shall vote on any matter concerning his or her own participation in this Plan. No member of the Board shall be liable for any action or interpretation made in good faith hereunder.

19.  General Provisions.

a.            This Plan constitutes the entire Raining Data Corporation 1999 Stock Option Plan, subject to termination or amendment as herein provided. In the event of any conflict between the terms or provisions of this Plan and any Option Agreement for any Option granted hereunder, the terms and provisions of this Plan shall control.

b.            This Plan shall be construed in accordance with and governed by the laws of the State of California without reference to the principles of conflicts of law.

c.            Whenever possible, each provision of this Plan shall be interpreted in such manner as to be effective and valid under applicable law. In the event that any provision of this Plan shall be held by the final judgment of a court of competent jurisdiction to be invalid or unlawful or unenforceable, then the remaining provisions of this Plan shall remain in full force and effect and shall be construed to give the fullest effect to the purpose of this Plan.

d.            When the context requires, the plural shall include the singular and the singular the plural and any gender shall include any other gender. Section headings are for convenience only and are not part of this Plan.

20.  Copies of Plan.   A complete copy of this Plan as then in effect shall be delivered to each Optionee at or before the time such person executes and delivers the relevant Option Agreement.

RAINING DATA CORPORATION
1999 STOCK PLAN
STOCK OPTION AGREEMENT

NOTICE OF STOCK OPTION GRANT

Optionee’s Name and Address:

You have been granted an option to purchase shares of Common Stock of Raining Data Corporation subject to the terms and conditions of the Stock Option Agreement (“Option Agreement”) and the Raining Data Corporation 1999 Stock Plan, as amended from time to time (the “Plan”) as follows:

Award Number
Grant Date of Option
Vesting Commencement Date
Exercise Price per Share
Total Number of Shares Granted
Total Exercise Price
Type of Option:	Incentive Stock Option
Nonincentive Stock Option
Term/Expiration Date:	Ten Years from the Date of Grant

Vesting Schedule:

Subject to the Optionee being a Service Provider on the following dates and other limitations set forth in the Plan and the Option Agreement, the Option may be exercised, in whole or in part, in accordance with the following schedule:

(a)  Optionee shall have no right to exercise any part of the Option at any time prior to the expiration of the one (1) year from the Vesting Commencement Date;

(b)  The Option shall become exercisable with respect to Twenty-Five Percent (25%) of the Shares upon the expiration of one (1) year from the Vesting Commencement Date; and

(c)  The Option thereafter shall become exercisable with respect to an additional One Forty-Eighth (1/48th) of the Option on each monthly anniversary of the Vesting Commencement Date.

Termination Period:

This Option may be exercised for a period of time following the Optionee ceasing to be a Service Provider as provided for in this Option Agreement.

Incentive Stock Option:

If this option is an Incentive Stock Option which provides special tax favorable tax treatment under the Internal Revenue Code, it is the obligation of the Optionee to comply with the Internal Revenue Code requirements in order to obtain that favorable tax treatment. The Internal Revenue Code requires that stock obtained through the exercise of Incentive Stock Options be held for two years from the date of the option grant and for one year from the date of the exercise of the option; otherwise the special tax treatment can be lost and the Optionee may have to pay taxes on the disposition of the stock as if the stock were obtained through the exercise of a Nonincentive Stock Option. Incentive Stock Option holders should consult with their tax or financial advisors when disposing of Incentive Stock Options.

Initials

RAINING DATA CORPORATION
1999 STOCK PLAN
STOCK OPTION AGREEMENT

1.    Grant of Option.   Raining Data Corporation, a Delaware corporation (the “Company”), hereby grants to the Optionee (the “Optionee”) named in the Notice of Stock Option Award (the “Notice”), an option (the “Option”) to purchase the Total Number of Shares of Common Stock subject to the Option (the “Shares”) set forth in the Notice, at the Exercise Price per Share set forth in the Notice (the “Exercise Price”) for the term of the Option, subject to the terms and provisions of the Notice, this Stock Option Award Agreement (the “Option Agreement”) and the Company’s Amended 1999 Stock Plan, as amended from time to time (the “Plan”), which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

If designated in the Notice as an Incentive Stock Option (“ISO”), the Option is intended to qualify as an ISO as defined in Section 422 of the Code. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as ISOs which become exercisable for the first time by the Optionee during any calendar year (under all plans of the Company or any parent or subsidiary thereof) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Nonincentive Stock Options. For this purpose, ISOs shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is granted.

2.    Certain Definitions.

(a)          “Administrator” means the Board of Directors of the Company or the duly appointed committee of the Board having the power to administer the Plan or options granted under the Plan as shall be specified by the Board and as further provided in the Plan.

(b)          “Applicable Laws” means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to options granted to residents therein.

(c)          “Corporate Transaction” means any of the following transactions:

(i)           a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(ii)          the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company’s subsidiary corporations);

(iii)         approval by the Company’s stockholders of any plan or proposal for the complete liquidation or dissolution of the Company;

(iv)        any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

(v)         acquisition by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities, but excluding any such transaction that the Administrator determines in its sole discretion shall not be a Corporate Transaction.

(d)          “Exercise Price” shall have the same meaning as “Option Price” under the defined terms of the Plan.

(e)          “Shares” shall have the same meaning as “Option Shares” under the defined terms of the Plan.

(f)           “Service Provider” shall mean an Employee, Director, Consultant or advisor of the Corporate Group.

(g)          “Termination Date” shall mean the date on which a Service Provider ceases to be a Service Provider.

3.    Exercise of Option.

(a)          Right to Exercise.   The Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice and with the applicable provisions of the Plan and this Option Agreement. The Optionee shall be subject to reasonable limitations on the number of requested exercises during any monthly or weekly period as determined by the Administrator. In no event shall the Company issue fractional Shares.

(b)          Method of Exercise.   The Option shall be exercisable only by delivery of an Exercise Notice (attached as Exhibit A) which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, and such other provisions as may be required by the Administrator. The Exercise Notice shall be signed by the Optionee and shall be delivered in person, by certified mail, or by such other method determined from time to time by the Administrator to the Company accompanied by payment of the Exercise Price. The Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

(c)          Taxes.   No Shares will be delivered to the Optionee or other person pursuant to the exercise of the Option until the Optionee or other person has made arrangements acceptable to the Administrator for the satisfaction of applicable income tax, employment tax, and social security tax withholding obligations, including without limitation obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an ISO. Upon exercise of the Option, the Company or a member of the Corporate Group may offset or withhold (from any amount owed by the Company or a member of the Corporate Group to the Optionee) or collect from the Optionee or other person an amount sufficient to satisfy such tax obligations and/or the withholding obligations of the Company or member of the Corporate Group.

4.    Method of Payment.   Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee; provided however that such exercise method does not then violate any Applicable Law and, provided further, that the portion of the Exercise Price equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

(a)          cash;

(b)          check;

(c)          surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Option) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate Exercise Price of the Shares as to which the Option is being exercised (but only to the extent that such exercise of the Option would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price);

(d)          payment through a broker-dealer sale and remittance procedure pursuant to which the Optionee (i) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (ii) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

(e)          payment through a Net-Exercise procedure, established at a time selected in the sole and absolute discretion of the Administrator.

5.    Restrictions on Exercise.   The Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any Applicable Laws. In addition, the Option, if an Incentive Stock Option, may not be exercised until such time as, the Plan has been approved by the stockholders of the Company.

6.    Termination.

(a)          In the event Optionee ceases to be a Service Provider, other than for death or disability, the Option shall terminate prior to the Expiration Date as set forth in the Notice and shall be exercisable upon the earlier of (1) the expiration of ninety (90) days from the Termination Date or (2) the Expiration Date of the Option. No additional right to exercise the Option with respect to any Shares shall vest from and after the Termination Date.

(b)          Death.   In the event of the death of Optionee during the term of the Option, then the executors or administrators of the estate of the Optionee or the heirs or devisees of the Optionee (as the case may be) shall have the right to exercise the Option to the extent the Optionee was entitled to do so at the time of his or her death; provided however that the Option shall terminate and cease to be exercisable upon the earlier of (1) the expiration of one (1) year from the date of the death of the Optionee or (2) the Expiration Date of the Option. No additional right to exercise the Option with respect to any Shares shall vest from and after the date of the death of the Optionee.

(c)          Disability.   In the event of the permanent and total disability of Optionee during the term of the Option, then Optionee shall have the right to exercise the Option to the extent Optionee was entitled to do so at the time of the termination of his or her relationship with the Company by reason of such disability; provided however that the Option shall terminate and cease to be exercisable upon the earlier of (1) the expiration of one (1) year from the Termination Date or (2) the Expiration Date of the Option. No additional right to exercise the Option with respect lo any Shares shall vest from and after the Termination Date.

(d)          Corporate Group.   For purposes of this Section 6, all references to the Company shall be deemed to include such member of the Corporate Group.

7.    Termination on Corporate Transaction: Assumption.   Notwithstanding any contrary provision hereof, effective upon the consummation of a Corporate Transaction, the Option shall terminate unless the Option is assumed by the successor corporation or parent thereof in connection with such Corporate Transaction.

8.    Transferability of Option.   The Option, if an ISO, may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the Optionee only by the Optionee; provided however that the Optionee may designate a beneficiary of the Optionee’s ISO in the event of the Optionee’s death on a beneficiary designation form provided by the Administrator. The Option, if a Nonincentive Stock Option may be transferred to any person by will and by the laws of descent and distribution. Nonincentive Stock Options also may be transferred during the lifetime of the Optionee to certain members of the immediate family of the Optionee as provided in Section 6(e) of the Plan. The terms of the Option shall be binding upon the executors, administrators, heirs, devisees, successors and transferees of the Optionee.

9.    Term of Option.   The Option may be exercised no later than the Expiration Date set forth in the Notice or such earlier date as otherwise provided herein (the “term” of the Option).

10.  Tax Consequences.   Set forth below is a brief summary as of the date of this Option Agreement of some of the federal tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

(a)          Exercise of Incentive Stock Option.   If the Option qualifies as an ISO, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as income for purposes of the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise. Notwithstanding the foregoing, if the Optionee pays the Exercise Price through a Net-Exercise procedure, a disqualifying disposition of the Shares used to pay the Exercise Price will occur and any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (i) the Fair Market Value of the Shares on the date of exercise, or (ii) the sale price of the Shares.

(b)          Exercise of Incentive Stock Option Following Disability.   If the Optionee’s Continuous Service terminates as a result of Disability that is not total and permanent disability as defined in Section 22(e)(3) of the Code, to the extent permitted on the date of termination, the Optionee must exercise an ISO within three (3) months of such termination for the ISO to be qualified as an ISO.

(c)          Exercise of Nonincentive Stock Option.   On exercise of a Nonincentive Stock Option, the Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If the Optionee is an Employee or a former employee, the Company will be required to withhold from the Optionee’s compensation or collect from the Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

(d)          Disposition of Shares.   In the case of a Nonincentive Stock Option, if Shares are held for more than one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for more than one year after receipt of the Shares and are disposed more than two years after the Grant Date, any gain realized on disposition of the Shares will be treated as capital gain for federal income tax purposes. If Shares purchased under an ISO are disposed of prior to the expiration of such one-year or two-year periods, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the

Exercise Price and the lesser of (i) the Fair Market Value of the Shares on the date of exercise, or (ii) the sale price of the Shares.

11.  Entire Agreement: Governing Law.   The Notice, the Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and the Optionee. Nothing in the Notice, the Plan and this Option Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Notice, the Plan and this Option Agreement are to be construed in accordance with and governed by the internal laws of the State of California, United States of America (as permitted by Section 1646.5 of the California Civil Code, or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of the Notice, the Plan or this Option Agreement be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

12.  Headings.   The captions used in the Notice and this Option Agreement are inserted for convenience and shall not be deemed a part of the Option for construction or interpretation.

13.  Dispute Resolution.   The provisions of this Section 13 shall be the exclusive means of resolving disputes arising out of or relating to the Notice, the Plan and this Option Agreement. The Company, the Optionee, and the Optionee’s assignees pursuant to Section 8 hereof (the “parties”) shall attempt in good faith to resolve any disputes arising out of or relating to the Notice, the Plan and this Option Agreement by negotiation between individuals who have authority to settle the controversy. Negotiations shall be commenced by either party by notice of a written statement of the party’s position and the name and title of the individual who will represent the party. Within thirty (30) days of the written notification, the parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute. If the dispute has not been resolved by negotiation, the parties agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan or this Option Agreement shall be brought in the United States District Court for the Central District of California (or should such court lack jurisdiction to hear such action, suit or proceeding, in a California state court in the County of Orange, California) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 13 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

14.  Notices.   All notices, requests, demands and other communications required or permitted to be given pursuant to this Option Agreement (collectively “notices”) shall be in writing and shall be delivered (i) by personal delivery, (ii) by nationally recognized overnight air courier service or (iii) by deposit in the United States Mail, postage prepaid, registered or certified mail, return receipt requested. A notice shall be deemed to have been given on the date delivered, if delivered personally or by overnight air courier service; or five (5) days after mailing if mailed. All notices shall be addressed if to the Company at its principal place of business in the State of California, United States of America, to the attention of the Secretary or Chief Financial Officer of the Company; and if to the Optionee or his or her representative at the last address of Optionee shown on the records of the Company. Either party may by written notice to the other party specify a different address to which notices shall be given, by sending notice thereof to the other party in the foregoing manner.

IN WITNESS WHEREOF, the Company and the Optionee have executed this Notice and agree that the Option is to be governed by the: terms and conditions of this Notice, the Plan, and the Option Agreement.

RAINING DATA CORPORATION, a Delaware corporation

By:

Title:

THE OPTIONEE ACKNOWLEDGES AND AGREES THAT THE SHARES SUBJECT TO THE OPTION SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE OPTIONEE’S SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER). THE OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE OPTION AGREEMENT, OR THE PLAN SHALL CONFER UPON THE OPTIONEE ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR CONTINUATION OF OPTIONEE’S SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE OPTIONEE’S RIGHT OR THE RIGHT OF THE COMPANY TO TERMINATE OPTIONEE’S SERVICE, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE. THE OPTIONEE ACKNOWLEDGES THAT UNLESS THE OPTIONEE HAS A WRITTEN AGREEMENT WITH THE COMPANY TO THE CONTRARY, OPTIONEE’S STATUS IS AT WILL.

The Optionee acknowledges receipt of a copy of the Plan and the Option Agreement, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions hereof and thereof. The Optionee has reviewed this Notice, the Plan, and the Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice, and fully understands all provisions of this Notice, the Plan and the Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan or the Option Agreement. The Optionee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

Dated:	Signed:
Optionee

Initials

RAINING DATA CORPORATION
1999 STOCK PLAN

EXERCISE NOTICE

Raining Data Corporation

25A Technology Drive

Irvine, California 92618

Attention: Secretary

1.    Exercise of Option.   Effective as of today,                                    ,                            , the undersigned (the “Purchaser”) hereby elects to purchase                             shares of the Common Stock (the “Shares”) of Raining Data Corporation (the “Company”) under and pursuant to the Company’s 1999 Stock Plan, as amended from time to time (the “Plan”) and the Stock Option Agreement (the “Option Agreement”) and Notice of Stock Option Grant (the “Notice”) dated                                   , 20      . Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Exercise Notice. The purchase price for the Shares shall be $           , as required by the Option Agreement.

2.    Representations of the Purchaser.   The Purchaser acknowledges that the Purchaser has received, read and understood the Notice, the Plan, and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

3.    Rights as Stockholder.   Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate as soon as practicable after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 5(b) of the Plan.

4.    Delivery of Payment.   The Purchaser herewith delivers to the Company the full Exercise Price for the Shares and any required withholding taxes to be paid in connection with the exercise of the option.

5.    Tax Consultation.   The Purchaser understands that the Purchaser may suffer adverse tax consequences as a result of the Purchaser’s purchase or disposition of the Shares. The Purchaser represents that the Purchaser has consulted with any tax consultants the Purchaser deems advisable in connection with the purchase or disposition of the Shares and that the Purchaser is not relying on the Company for any tax advice.

6.    Taxes.   The Purchaser agrees to satisfy all applicable federal, state and local income, employment and other tax withholding obligations and herewith delivers to the Company the full amount of such obligations or has made arrangements acceptable to the Company to satisfy such obligations. In the case of an ISO, the Purchaser also agrees, as partial consideration for the designation of the Option as an ISO, to notify the Company in writing within thirty (30) days of any disposition of any shares acquired by exercise of the Option if such disposition occurs within two (2) years from the Grant Date or within one (1) year from the date the Shares were transferred to the Purchaser. If the Company is required to satisfy any federal, state or local income or employment tax withholding obligations as a result of such an early disposition, the Purchaser agrees to satisfy the amount of such withholding in a manner that the Administrator prescribes.

7.    Successors and Assigns.   The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this agreement shall inure to the benefit of the successors and assigns of the Company. This Exercise Notice shall be binding upon the Purchaser and his or her heirs, executors, administrators, successors and assigns.

8.    Headings.   The captions used in this Exercise Notice are inserted for convenience and shall not be deemed a part of this agreement for construction or interpretation.

9.    Resolution.   The provisions of Section 13 of the Option Agreement shall be the exclusive means of resolving disputes arising out of or relating to this Exercise Notice.

10.  Governing Law; Severability.   This Exercise Notice is to be construed in accordance with and governed by the internal laws of the State of California, United States of America (as permitted by Section 1646.5 of the California Civil Code, or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of California to the rights and duties of the parties. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

11.  Notices.   All notices, requests, demands and other communications required or permitted to be given hereunder (collectively “notices”) shall be in writing and shall be delivered (i) by personal delivery, (ii) by nationally recognized overnight air courier service or (iii) by deposit in the United States Mail, postage prepaid, registered or certified mail, return receipt requested. A notice shall be deemed to have been given on the date delivered, if delivered personally or by overnight air courier service; or five (5) days after mailing if mailed. All notices shall be addressed if to the Company at its principal place of business in the State of California, United States of America, to the attention of the Secretary or Chief Financial Officer of the Company; and if to the Purchaser or his or her representative at the last address of Purchaser shown on the records of the Company. Either party may by written notice to the other party specify a different address to which notices shall be given, by sending notice thereof to the other party in the foregoing manner.

12.  Further Instruments.   The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

13.  Entire Agreement.   The Notice, the Plan, and the Option Agreement are incorporated herein by reference, and together with this Exercise Notice constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser’s interest except by means of a writing signed by the Company and the Purchaser.

Nothing in the Notice, the Plan, the Option Agreement and this Exercise Notice (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties.

Submitted by:	Accepted by:

PURCHASER:	RAINING DATA CORPORATION

By:

Title:
(Signature)

Address:	Address:

25A Technology Drive

Irvine, California 92618